Third Quarter Supplement November 2018

3Q Key Highlights

www.nblenergy.com | NYSE: NBL

Strong operational performance and advancing shareholder return initiatives

Record USO liquids volumes

172 MBbl/d

led by Delaware and DJ Basin growth

Strong natural gas demand drove record sales volumes of

~1.1 Bcfe/d

gross, from Israel

$103 MM

directed to NBL stock repurchase program; $233 MM repurchased in 2018 YTD

Operating cash flow

Up Nearly 30%

3Q18 vs. 3Q17 driven by improved oil price, portfolio optimization and lower expenses

Financial liquidity at end of 3Q of

$4.7 B

including $4 B undrawn credit facility and $720 MM cash

Announced acquisition of

10% interest

(indirect) in EMG Pipeline, providing access for Tamar and Leviathan exports to Egypt

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3Q18 Actuals vs. Guidance

Volumes at high end with capex and total operating expenses at low end

Financial & Operating Metrics	3Q Guidance	3Q Actuals
Total Sales Volumes (MBoe/d)	335 – 345	345
Oil (MBbl/d)	125 – 132	123
Natural Gas Liquids (MBbl/d)	59 – 64	68
Natural Gas (MMcf/d)	880 – 910	922
Organic Capital[1] ($MM)	700 – 775	716
Lease Operating ($/BOE)	3.90 – 4.30	3.91
Gathering, Transportation & Processing ($/BOE)	3.10 – 3.40	3.06
Production Taxes (% Oil, NGL, Gas Revenues)	4.6 – 5.0	4.1
DD&A ($/BOE)	15.25 – 16.25	15.29
Marketing ($MM)	8 – 12	11
Exploration ($MM)	30 – 50	25
G&A ($MM)	100 – 110	107
Interest, net ($MM)	70 – 80	70
Equity Investment Income ($MM)	30 – 45	44
Midstream Services Revenue – Third Party ($MM)	10 – 20	21
Noncontrolling Interest – NBLX Public Unitholders ($MM)	15 – 25	21

Adjusted Net Income	3Q ($MM)
Net Income Attributable to NBL (GAAP)	**227**
Adjustments to Net Income, Before Tax	(121)
Adjusted Net Income attributable to NBL, Before Tax	106
Current Income Tax Effect of Adjustments	(1)
Deferred Income Tax Effect of Adjustments	24
Adjusted Net Income Attributable to NBL[2] (Non-GAAP)	**129**

Adjusted EBITDAX	3Q ($MM)
Net Income Including Noncontrolling Interest (GAAP)	**248**
Adjustments to Net Income, After Tax	(98)
DD&A	485
Exploration	25
Interest, net	70
Current Income Tax Expense, Adjusted	46
Deferred Income Tax Benefit, Adjusted	(10)
Adjusted EBITDAX[2] (Non-GAAP)	**766**

(1) Includes only NBL-funded organic capital expenditures.
(2) Non-GAAP reconciliation to GAAP measure available in 3Q18 earnings release.

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3Q18 Portfolio Summary
www.nblenergy.com | NYSE: NBL

Advancing developments for sustained value creation

U.S. Onshore: Extensive High-margin, High-return Inventory in Liquids-rich, Low-cost Basins

- Progressing Mustang IDP development in DJ Basin, gas processing diversification supporting volume growth
- Transitioned to row development in Delaware Basin, driving operating efficiencies
- Strong cash flow contribution from the Eagle Ford

Eastern Mediterranean: World-class Assets in Undersupplied Regional Market

- Leviathan ~67% complete, on track for first gas sales by YE19
- ~1 Bcfe/d record sales volumes in 3Q18 from Israel demand
- Egypt pipeline agreements further solidify robust cash flow outlook

West Africa: Cash Flow Generation

- Brent-linked oil and strong global methanol pricing driving substantial cash flow from West Africa
- Progressing high-return Alen gas monetization towards sanction early 2019


DJ Basin
Delaware
Eagle Ford
U.S. Onshore
3Q18 Sales Volumes: 249 MBoe/d
3Q18 Realized Oil Price(1): $65.54/Bbl
Eastern Mediterranean
3Q18 Sales Volumes: 242 MMcfe/d
3Q18 Realized Gas Price(1): $5.49/Mcf
Israel
Equatorial Guinea
West Africa
3Q18 Sales Volumes: 55 MBoe/d
3Q18 Realized Oil Price(1): $73.70/Bbl



3Q18 Capital Expenditures[2]
$716 MM

USO:	$505 MM
EMed:	$172 MM
Midstream:	$29 MM
Other:	$10 MM

(1) Average realized prices do not include impacts of hedges.
(2) Includes only NBL-funded organic capital expenditures.

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DJ Basin
www.nblenergy.com | NYSE: NBL
CO

Strong delivery, positioned for inflection in 2019

Continued Volume Growth, up 7% vs 3Q17[1]

- Operated 2 rigs and 3 frac crews in 3Q
- Substantial volume ramp through 3Q18 from Mustang IDP
- NGL and natural gas volumes driven by incremental gas processing and high GOR Bronco wells

Material Gas Processing Expansion Ongoing

- NBL benefits by gas processing diversification and protected through compression
- Discovery plant expected online in 4Q18

Anticipate Continued Volume Growth in 4Q18 Despite Non-core Acreage Divestment

- ~25 wells planned to come online in Wells Ranch
- ~4 MBoe/d divested late 3Q18 with Greeley Crescent 2nd close

DJ Basin Activity	3Q18
Oil (MBbl/d)	61
NGL[1] (MBbl/d)	26
Gas[1] (MMcf/d)	235
Total Sales[1] (MBoe/d)	126
Operated Rigs	2
Wells Drilled[2]	28
Wells Completed[2]	24
Wells Brought Online[2]	37
Avg. Lateral Length (ft)	10,275


Weld
East Pony
Wells Ranch
Mustang
NBL Acreage
Municipalities
GOR:
Low
Mid
High


DJ Basin Net Production[1]
Volumes up 7% 3Q18 vs. 3Q17
MBoe/d
MBbl/d
130
120
110
100
90
70
65
60
55
50
3Q16
3Q17
3Q18
Total
Oil

(1) Pro-forma for divestitures and reflects the current presentation of sales volumes, post-implementation of ASC 606 accounting standard.
(2) Represents NBL operated activity.

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DJ Basin Activity

www.nblenergy.com | NYSE: NBL

Robust new well performance

Strong Results from Mustang Row Development

- Total 31 wells online testing multiple completion designs to maximize returns and value
- Significant growth throughout 3Q after moderated initial ramp in July

Mustang Infrastructure Maximizing Gas Processing Flexibility

- Diversified processing capacity across 3 providers with multiple offload points
- Well positioned to benefit from near-term processing expansions

Strong Well Performance from Enhanced Completions in Bronco Area

- Tested up to 1,800 lbs/ft in high GOR area, wells performing above expectations


Substantial Volume Growth from Initial Row in Mustang
MBoe/d
30
20
10
0
10 cum. wells online
20 cum. wells online
30 cum. wells online
7/1
7/16
7/31
8/15
8/30
9/14
9/29
10/14
Gross 3-Stream Production


NBL Acreage
Bronco DP
Mustang
Row 1: 2018

Mustang IDP Development	
31	wells online in lower GOR Row 1; 10,555 ft. avg. lateral
27	MBoe/d current gross rate 60+% oil mix; avg. 98% WI
Bronco Development	
10	wells online in high GOR area, 9,520 ft. avg. lateral
11	MBoe/d gross after 70 days online, ~35% oil mix; 92% WI

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Delaware Basin

115% production growth year-over-year

TX

Solid Operations in 3Q with Sales Volumes of 58 MBoe/d

- Continued strong volume growth, up 11 MBoe/d from 2Q18
- Oil volumes up 15% 3Q18 vs. 2Q18

Transitioned to Row Development

- Currently operating 6 rigs and 1 frac crew, anticipate 10-15 wells to come online in 4Q
- Focusing row development around CGFs, primarily in Wolfcamp A and Third Bone Spring zones
- Anticipate adding completion activity early in 2019

Early Crude Service from EPIC NGL Pipeline Anticipated in 3Q19; Providing Access to Gulf Coast Markets

- Timing coincides with row development
- 85 MBbl/d capacity for interim crude service, 100 MBbl/d capacity on EPIC Oil Pipeline

Delaware Activity	3Q18
Oil (MBbl/d)	38
NGL (MBbl/d)	11
Gas (MMcf/d)	52
Total Sales (MBoe/d)	58
Operated Rigs	6
Wells Drilled[(1)]	21
Wells Completed[(1)]	22
Wells Brought Online[(1)]	20
Avg. Lateral Length (ft)	7,420


Reeves
Ward
Pecos
NBL Acreage

Delaware Basin Net Production

Volumes more than doubled 3Q18 vs. 3Q17


MBoe/d
60
45
30
15
0
3Q16[(2)]
3Q17
3Q18
Total
Oil (MBbl/d)

(1) *Represents NBL operated activity.*
(2) *Includes impact of CWEI acquisition which closed in 3Q17.*

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Noble Midstream (NBLX)

www.nblenergy.com | NYSE: NBL

Peer-leading distribution growth and growing third-party services

20%	225	22%	2.1x
targeted annual distribution growth	MBoe/d record gathered quarterly oil and gas volumes	increase in fresh water delivery volumes in 3Q vs. 2Q	distribution coverage with a strong balance sheet

Delaware Basin Highlights

- Oil and Gas Gathering Throughput Increased 63% Over 2Q
  - Gathering substantially all NBL new wells with all 5 CGFs operational
- Strong Average CGF Availability of 98% During 3Q
- Advantage Pipeline Capacity Expansion to 200 MBbl/d from 150 MBbl/d Completed in July
- LOI with Salt Creek Midstream, LLC ("SCM") for JV development of crude oil gathering and transportation system
  - Will enhance customer market optionality with route to Wink

DJ Basin Highlights

- Combined NBL and Third-party Oil and Gas Gathering Throughput up 9% over 2Q
  - Reflects additional basin gas processing and gas offload capacity
- Growing Contribution from Mustang IDP Oil, Gas and Produced Water Gathering
  - Fresh water infrastructure for row 2 development completed during 2Q
- Strong Growth at Black Diamond Gathering
  - 3Q18 throughput up 23% over 2Q18 and 29% from time of acquisition close

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Eastern Mediterranean

www.nblenergy.com | NYSE: NBL

Growing natural gas demand and increasing cash flows

Record Gross Sales Volumes 1,090 MMcfe/d; Net 242 MMcfe/d

- Driven by strong electricity demand and coal displacement

Leviathan 67% Complete, Remains on Budget and On Schedule for First Gas Sales by YE19

- Recent milestones:
  - Finished 2 well completions, flow tests confirm deliverability
  - Completed installation of subsea trees
  - Completed floating of the main deck
- Upcoming key milestones before YE18:
  - Finish all well completions and flowline installation
  - Complete jacket fabrication and sail-away

Completed Required Tamar Sell-down, $10.3 B Tamar Valuation


Aphrodite
35% WI
Tamar
25% WI
Leviathan
39.7% WI
Tamar SW
25% WI
Dor
Tel Aviv
Ashdod
Israel
Egypt
NBL Interests
Producing
Discovery
Field Development
Existing Pipeline
Planned Pipeline

Israel Gross Production

All-time Record in 3Q18 1,090 MMcfe/d


MMcfe/d
1,200
1,000
800
600
400
200
3Q13
3Q14
3Q15
3Q16
3Q17
3Q18

noble energy | 9

EMed Regional Update

www.nblenergy.com | NYSE: NBL

Multiple pathways to deliver Tamar and Leviathan natural gas exports to Egypt

EMG Pipeline Agreements – Low Cost Access to Growing Regional Demand Via Existing Infrastructure

- 90-km 26" offshore pipeline with ~700 MMcf/d capacity, assessing expansion capability
- Technical evaluation and flow reversal underway
- NBL and partners secure operatorship and full capacity at closing
- ~$200 MM net acquisition costs (10% indirect NBL interest) including pipeline reversal work, payable at closing anticipated early 2019

Anticipate Closing EMG Transaction in 1H19

- Closing contingent upon confirmed Tamar gas flow
- At least 350 MMcf/d firm when Leviathan commences in late 2019

Aqaba-El Arish Agreement Provides for Additional Pipeline Route Within Egypt

- LOI to transport gas will provide incremental capacity to sell gas


INGL Pipelines
Under Construction INGL
Arab Gas Pipeline
Under Construction Arab Gas Pipeline
EGAS Pipelines
EMG Pipeline
Aqaba-El Arish Pipeline
EMG Pipeline
Aqaba-El Arish Pipeline
Israel
Egypt
Jordan

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www.nblenergy.com | NYSE: NBL

Exploration Program

Materially enhanced, high-quality portfolio with 1-2 drilling prospects anticipated per year



New Ventures

- Captured >100 K acres with substantial resource potential in U.S. onshore (low cost entry / high liquids prospectivity)
- Signed agreement for operatorship of >2 MM gross acres in new country offshore

Newfoundland

- ~2.3 MM gross acres
- 25% WI, non-operated
- Interpretation / maturation of prospects

Eastern Mediterranean

- ~470 K gross acres
- 25-40% WI, NBL operated
- Deep oil potential

Gabon

- ~670 K gross acres
- 60% WI, NBL operated
- Processing 3D seismic


Exploration Resource Portfolio
BBoe
4
3
2
1
0
Net Unrisked Resources
Net Risked Resources
Potential Tested in 2019-2020

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www.nblenergy.com NYSE: NBL Fourth Quarter 2018 Guidance Crude Oil and Natural Gas Liquids Natural Gas Total Equivalent 4Q 2018 Sales Volume Condensate (MBbl/d) (MBbl/d) (MMcf/d) (MBoe/d) Low High Low High Low High Low High United States Onshore(1) 109 119 52 57 455 485 242 252 Israel - - - - 220 240 37 40 Equatorial Guinea 15 20 - - 185 205 47 54 Equatorial Guinea - Equity method investment 1 2 5 5 - - 6 7 Total Company 127 139 57 62 880 910 337 349 Capital & Cost Metrics Capital Expenditures(2) ($MM) Total Company Organic Capital $625 - $700 Cost Metrics LOW HIGH Lease Operating Expense(3) ($/BOE) 4.60 5.10 Gathering, Transportation & Processing ($/BOE) 3.20 3.50 Production Taxes (% Oil, Gas, NGL Revenues) 4.6 5.0 Marketing ($MM) 8 12 DD&A(3) ($/BOE) 15.25 16.25 Exploration ($MM) 40 60 G&A ($MM) 110 120 Interest, net ($MM) 65 75 Other Guidance Items ($MM) Equity Investment Income 30 45 Midstream Services Revenue – Third Party 18 28 Non-Controlling Interest – NBLX Public Unitholders 18 28 (1) Reflects 4 MBoe/d reduction from Greeley Crescent divestiture in the DJ Basin, closed in September of 2018. (2) Includes only NBL-funded portion of midstream capital expenditures. (3) Reflects lifting schedule in Equatorial Guinea. 12

www.nblenergy.com NYSE: NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "plans", "estimates", "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward- looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K, quarterly report on Form 10-Q, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We may use certain terms in this presentation, such as “net unrisked resources”, which by their nature are more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation also contains certain non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the attached schedules for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures. 13

Investor Relations Contacts Brad Whitmarsh Park Carrere Megan Dolezal 281.943.1670 281.872.3208 281.943.1861 brad.whitmarsh@nblenergy.com park.carrere@nblenergy.com megan.dolezal@nblenergy.com Visit us on the Investor Relations Homepage at www.nblenergy.com